UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2016

NexPoint Multifamily Capital Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-200221	46-4106316
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)

(972) 628-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 24, 2016, the board of directors (the “Board”) of NexPoint Multifamily Capital Trust, Inc. (f/k/a/ NexPoint Multifamily Realty Trust, Inc.) (the “Company”) nominated each of the Company’s directors, Brian Mitts, D. Kirk McAllaster, Jr. and John M. Pons, for re-election to the Board for a one-year term expiring in 2017. On April 26, 2016, the Company received unanimous consent from its stockholders of record as of March 25, 2016 to re-elect each of Messrs. Mitts, McAllaster and Pons for a one-year term expiring in 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NexPoint Multifamily Capital Trust, Inc.

Dated: May 19, 2016	By:	/s/ Brian Mitts
	Name:	Brian Mitts
	Title:	Chief Financial Officer, Executive Vice President-Finance, Treasurer and Director